                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
              $535,000,000 10 3/4% SENIOR NOTES DUE AUGUST 1, 2008
                                IN EXCHANGE FOR
       NEW $535,000,000 10 3/4% SENIOR EXCHANGE NOTES DUE AUGUST 1, 2008
                                       OF
                              UNITED STATES STEEL

     Registered holders of outstanding 10 3/4% Senior Notes due August 1, 2008 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 10 3/4% Senior Exchange Notes due August 1, 2008 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

  FOR DELIVERY BY REGISTERED OR                FOR OVERNIGHT DELIVERY ONLY:
           CERTIFIED                                 Bank of New York
             MAIL:                              Corporate Trust Department
        Bank of New York                           Reorganization Unit
   Corporate Trust Department                   15 Broad Street-16th Floor
      Reorganization Unit                          New York, N.Y. 10007
   15 Broad Street-16th Floor                   Attn: Mr. Bernard Arsenec
      New York, N.Y. 10007
   Attn: Mr. Bernard Arsenec

             BY HAND:                            BY FACSIMILE TRANSMISSION
        Bank of New York                      (FOR ELIGIBLE INSTITUTIONS ONLY):
   Corporate Trust Department                          (212) 235-2261
      Reorganization Unit                   CONFIRM FACSIMILE BY TELEPHONE ONLY:
   15 Broad Street-16th Floor                          (212) 235-2356
      New York, N.Y. 10007
   Attn: Mr. Bernard Arsenec

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

     Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated , 2002 of United States Steel Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                           NAME AND
                                    ADDRESS OF REGISTERED    CERTIFICATE NUMBER(S)
                                    HOLDER AS IT APPEARS      OF OUTSTANDING NOTES
                                     ON THE OUTSTANDING      TENDERED (OR ACCOUNT              PRINCIPAL
                                            NOTES             NUMBER AT BOOK-ENTRY             AMOUNT OLD
NAME OF TENDERING HOLDER               (PLEASE PRINT)              FACILITY)                 NOTES TENDERED


                                   SIGN HERE


Name of Registered or Acting Holder:
                                    --------------------------------------------
Signature(s):
             -------------------------------------------------------------------
Name(s) (Please Print):
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Telephone Number:
                 ---------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

     DTC Account Number:
                        --------------------------------------------------------
     Date:
          ----------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

(PLEASE TYPE OR PRINT)

Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------
                     Name:
                     Title:

Address (including zip code):
                             ---------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------


Date:
      ----------------------

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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